UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 25, 2021
Atlas Financial Holdings, Inc.
(Exact name of registrant as specified in its charter)

Cayman Islands	000-54627	27-5466079
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

953 American Lane, 3rd Floor Schaumburg, IL (Address of principal executive offices)	60173 (Zip Code)

Registrant's telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective May 25, 2021, the previously disclosed sale of stock, charter and state licenses of American Service Insurance Company, Inc. (“American Service”) and American Country Insurance Company (“American Country”), indirect subsidiaries of Atlas Financial Holdings, Inc. (the “Company”), to Buckle Corp., a technology-driven financial services company (“Buckle”), was completed (the “Transaction”). The amount of $3,000,000, representing a portion of the purchase price, was paid to the statutory liquidator of American Service and American Country at closing by Buckle. A holdback amount will be paid by Buckle to the statutory liquidator within five (5) business days following the date that is six (6) months following the closing date, which will be calculated based on the status of licenses that may change following closing. The stock purchase agreement relating to the Transaction was previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 6, 2020 and was amended by the First Amendment to Stock Purchase Agreement dated as of April 27, 2021, a copy of which is attached hereto as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

On May 26, 2021, the Company issued a press release announcing the closing of the Transaction. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated May 26, 2021, issued by Atlas Financial Holdings, Inc.
99.2
First Amendment to Stock Purchase Agreement, dated as of April 27, 2021, by and among American Insurance Acquisition Inc., the Acting Director of Insurance of the State of Illinois, Dana Popish Severinghaus, acting solely in her capacity as the statutory and court-affirmed successor to and liquidator of American Service Insurance Company, Inc. and its wholly-owned subsidiary American County Insurance Company and Buckle Corp.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
By:	/s/ Paul A. Romano
Name:	Paul A. Romano
Title:	Vice President and Chief Financial Officer
October 26, 2020